Exhibit 99.2

NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)
	At December 31,
(Thousands of Dollars)	2008	2007

ASSETS

Current Assets:
Cash and cash equivalents	$ 89,816	$ 15,104
Investments in securitizable assets	-	308,182
Receivables, less provision for uncollectible
accounts of $43,275 in 2008 and $25,529 in 2007	698,755	401,283
Unbilled revenues	218,440	101,860
Taxes receivable	-	13,850
Fuel, materials and supplies	300,049	210,850
Marketable securities - current	78,452	70,816
Derivative assets - current	31,373	105,517
Prepayments and other	88,679	58,794
	1,505,564	1,286,256

Property, Plant and Equipment:
Electric utility	9,219,351	7,594,606
Gas utility	1,043,687	977,290
Other	290,156	310,535
	10,553,194	8,882,431
Less: Accumulated depreciation: $2,610,479 for electric
and gas utility and $159,639 for other in 2008;
$2,483,570 for electric and gas utility and
$178,193 for other in 2007	2,770,118	2,661,763
	7,783,076	6,220,668
Construction work in progress	424,800	1,009,277
	8,207,876	7,229,945

Deferred Debits and Other Assets:
Regulatory assets	3,502,606	2,057,083
Goodwill	287,591	287,591
Prepaid pension	-	202,512
Marketable securities - long-term	30,757	53,281
Derivative assets - long-term	241,814	298,001
Other	212,272	167,153
	4,275,040	3,065,621
Total Assets	$ 13,988,480	$ 11,581,822

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)
	At December 31,
(Thousands of Dollars)	2008	2007

LIABILITIES AND CAPITALIZATION

Current Liabilities:
Notes payable to banks	$ 618,897	$ 79,000
Long-term debt - current portion	54,286	154,286
Accounts payable	678,614	598,546
Accrued taxes	12,527	-
Accrued interest	69,818	56,592
Derivative liabilities - current	100,919	71,601
Other	168,401	246,125
	1,703,462	1,206,150

Rate Reduction Bonds	686,511	917,436

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	1,223,461	1,067,490
Accumulated deferred investment tax credits	25,371	28,845
Deferred contractual obligations	193,016	222,908
Regulatory liabilities	592,540	851,780
Derivative liabilities - long-term	912,426	208,461
Accrued pension	740,930	-
Accrued postretirement benefits	240,371	181,507
Other	430,718	383,611
	4,358,833	2,944,602
Capitalization:
Long-Term Debt	4,103,162	3,483,599

Preferred Stock of Subsidiary - Non-Redeemable	116,200	116,200

Common Shareholders' Equity:
Common shares, $5 par value - authorized
225,000,000 shares; 176,212,275 shares issued
and 155,834,361 shares outstanding in 2008 and
175,924,694 shares issued and 155,079,770 shares
outstanding in 2007	881,061	879,623
Capital surplus, paid in	1,475,006	1,465,946
Deferred contribution plan - employee stock ownership plan	(15,481)	(26,352)
Retained earnings	1,078,594	946,792
Accumulated other comprehensive (loss)/income	(37,265)	9,359
Treasury stock, 19,708,136 shares in 2008 and 19,705,545 shares in 2007	(361,603)	(361,533)
Common Shareholders' Equity	3,020,312	2,913,835
Total Capitalization	7,239,674	6,513,634

Total Liabilities and Capitalization	$ 13,988,480	$ 11,581,822

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	For the Years Ended December 31,
(Thousands of Dollars, except share information)	2008	2007	2006

Operating Revenues	$ 5,800,095	$ 5,822,226	$ 6,877,687

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	2,996,180	3,350,673	4,630,798
Other	1,021,704	961,285	1,121,534
Maintenance	254,038	211,589	193,706
Depreciation	278,588	265,297	240,559
Amortization of regulatory assets, net	186,396	40,674	16,292
Amortization of rate reduction bonds	204,859	201,039	188,247
Taxes other than income taxes	267,565	252,188	250,580
Total operating expenses	5,209,330	5,282,745	6,641,716
Operating Income	590,765	539,481	235,971

Interest Expense:
Interest on long-term debt	193,883	162,841	141,579
Interest on rate reduction bonds	50,231	61,580	74,242
Other interest	25,031	15,824	22,375
Interest expense, net	269,145	240,245	238,196
Other Income, Net	50,428	61,639	64,394
Income from Continuing Operations Before
Income Tax Expense/(Benefit)	372,048	360,875	62,169
Income Tax Expense/(Benefit)	105,661	109,420	(76,326)
Income from Continuing Operations Before
Preferred Dividends of Subsidiary	266,387	251,455	138,495
Preferred Dividends of Subsidiary	5,559	5,559	5,559
Income from Continuing Operations	260,828	245,896	132,936
Discontinued Operations:
Income from Discontinued Operations	-	435	31,321
Gains from Sale/Disposition of Discontinued Operations	-	2,054	504,314
Income Tax Expense	-	1,902	197,993
Income from Discontinued Operations	-	587	337,642
Net Income	$ 260,828	$ 246,483	$ 470,578

Basic Earnings Per Common Share:
Income from Continuing Operations	$ 1.68	$ 1.59	$ 0.86
Income from Discontinued Operations	-	-	2.20
Basic Earnings Per Common Share	$ 1.68	$ 1.59	$ 3.06

Fully Diluted Earnings Per Common Share:
Income from Continuing Operations	$ 1.67	$ 1.59	$ 0.86
Income from Discontinued Operations	-	-	2.19
Fully Diluted Earnings Per Common Share	$ 1.67	$ 1.59	$ 3.05

Basic Common Shares Outstanding (weighted average)	155,531,846	154,759,727	153,767,527
Fully Diluted Common Shares Outstanding (weighted average)	155,999,240	155,304,361	154,146,669

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	For the Three Months Ended December 31,
(Thousands of Dollars, except share information)	2008	2007

Operating Revenues	$ 1,447,886	$ 1,275,959

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	710,114	594,151
Other	266,398	280,635
Maintenance	55,146	51,908
Depreciation	72,796	76,330
Amortization of regulatory assets, net	54,210	20,879
Amortization of rate reduction bonds	50,493	49,723
Taxes other than income taxes	67,432	58,753
Total operating expenses	1,276,589	1,132,379
Operating Income	171,297	143,580

Interest Expense:
Interest on long-term debt	51,550	44,688
Interest on rate reduction bonds	11,321	14,280
Other interest	6,676	652
Interest expense, net	69,547	59,620
Other Income, Net	8,818	24,963
Income from Continuing Operations Before
Income Tax Expense	110,568	108,923
Income Tax Expense	37,280	34,238
Income from Continuing Operations Before
Preferred Dividends of Subsidiary	73,288	74,685
Preferred Dividends of Subsidiary	1,390	1,390
Income from Continuing Operations	71,898	73,295
Discontinued Operations:
Income from Discontinued Operations	-	171
Gains from Sale/Disposition of Discontinued Operations	-	127
Income Tax Expense	-	881
Loss from Discontinued Operations	-	(583)
Net Income	$ 71,898	$ 72,712

Basic and Fully Diluted Earnings Per Common Share:
Income from Continuing Operations	$ 0.46	$ 0.47
Income from Discontinued Operations	-	-
Basic and Fully Diluted Earnings Per Common Share	$ 0.46	$ 0.47

Basic Common Shares Outstanding (weighted average)	155,757,560	155,028,315
Fully Diluted Common Shares Outstanding (weighted average)	156,282,835	155,591,553

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
For the Years Ended December 31,
(Thousands of Dollars)	2008	2007	2006

Operating Activities:
Net income	$260,828	$246,483	$470,578
Adjustments to reconcile to net cash flows
provided by operating activities:
Pre-tax gains from sale/disposition of discontinued operations	-	(2,054)	(504,314)
Bad debt expense	28,573	29,140	29,366
Depreciation	278,588	265,297	243,822
Deferred income taxes	86,810	6,933	(204,212)
Amortization of investment tax credits	(3,474)	(3,583)	(3,673)
Pension and PBOP expense and contributions, net of capitalized portion	(3,839)	10,865	38,994
Stock-based compensation expense	13,518	13,855	14,718
Allowance for equity funds used during construction	(29,028)	(17,417)	(13,573)
Impairment of marketable securities	17,399	2,539	-
(Deferral)/amortization of recoverable energy costs	(10,590)	11,715	15,609
Amortization of rate reduction bonds	204,859	201,039	188,247
Amortization of regulatory assets, net	186,396	40,674	16,292
Regulatory (refunds and underrecoveries)/overrecoveries	(174,662)	37,010	(96,560)
Derivative assets and liabilities	(37,052)	(43,808)	(90,867)
Deferred contractual obligations	(32,326)	(41,950)	(90,671)
(Increase)/decrease in other deferred debits	(16,873)	(5,026)	2,837
Increase/(decrease) in other deferred credits	4,735	(8,784)	(10,451)
Other adjustments	(5,738)	(4,464)	22,921
Changes in current assets and liabilities:
Receivables and unbilled revenues, net	(141,879)	(65,381)	605,366
Fuel, materials and supplies	(74,531)	(33,727)	16,718
Investments in securitizable assets	(25,787)	33,531	(158,651)
Other current assets	(4,677)	3,878	58,350
Accounts payable	72,791	(49,554)	(399,386)
Counterparty deposits and margin special deposits	(7,474)	29,505	26,469
Taxes receivable/accrued	63,251	(392,611)	271,477
Other current liabilities	(400)	(15,670)	(42,332)
Net cash flows provided by operating activities	649,418	248,435	407,074

Investing Activities:
Investments in property and plant	(1,255,407)	(1,114,824)	(872,181)
Net proceeds from sales of competitive businesses	-	-	1,053,099
Cash payments related to the sale of competitive businesses	-	(16,648)	(32,359)
Proceeds from sales of marketable securities	259,361	254,832	193,459
Purchases of marketable securities	(262,357)	(261,777)	(193,917)
Rate reduction bond escrow and other deposits	1,686	63,722	(50,686)
Other investing activities	3,360	7,229	19,649
Net cash flows (used in)/provided by investing activities	(1,253,357)	(1,067,466)	117,064

Financing Activities:
Issuance of common shares related to share-based compensation	5,524	9,056	9,494
Cash dividends on common shares	(129,077)	(120,988)	(112,745)
Increase/(decrease) in short-term debt	539,897	79,000	(32,000)
Issuance of long-term debt	760,000	655,000	250,000
Reacquisition and retirements of long-term debt	(261,286)	(4,877)	(28,843)
Retirements of rate reduction bonds	(230,925)	(259,722)	(173,344)
Other financing activities	(5,482)	(5,245)	(571)
Net cash flows provided by/(used in) financing activities	678,651	352,224	(88,009)
Net increase/(decrease) in cash and cash equivalents	74,712	(466,807)	436,129
Cash and cash equivalents - beginning of year	15,104	481,911	45,782
Cash and cash equivalents - end of year	$89,816	$15,104	$481,911

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.